                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                 Eloquent, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                                        94-3221868
-----------------------                             --------------------
(State of Incorporation                             (I.R.S. Employer
   or Organization)                                  Identification no.)

 2000 Alameda de las Pulgas, Suite 100, San Mateo, CA          94403
------------------------------------------------------       ----------
(Address of principal executive offices)                     (Zip code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following. [X]

Securities Act registration statement number to which this form relates:

                                   333-89537
                                ---------------
                                (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act: Common Stock



                                       1.

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 61 of the Prospectus included in the Registrant's Amendment No. 2 to Form S-1 Registration Statement, No 333-89537, filed with the Securities and Exchange Commission (the "Commission") on January 21, 2000 ("Amendment No. 2") and is incorporated herein by reference. The initial Form S-1 Registration Statement, No. 333-89537, was filed with the Commission on October 22, 1999 (the "Registration Statement"). The Registration Statement was amended by Amendment No. 1 to Form S-1 Registration Statement, No. 333-89537, filed with the Commission on December 2, 1999 ("Amendment No. 1").

ITEM 2.  EXHIBITS.


         EXHIBIT
         NUMBER    DESCRIPTION

         3.03 Form of Amended and Restated Certificate of Incorporation to be filed upon completion of the offering. (1)

         3.04 Form of Amended and Restated Bylaws to be effective upon completion of the offering. (2)

         4.01       Form of Specimen Stock Certificate. (2)

         4.02 Fourth Amended and Restated Investors' Rights Agreement, dated October 20, 1999, among Eloquent and certain investors named therein. (2)

         4.03       Securities Purchase Agreement, dated October 20, 1999, among
                    Eloquent and certain investors named therein. (2)

--------------------

(1) Filed as an exhibit to Amendment No. 1 and incorporated herein by reference.

(2) Filed as an exhibit to the Registration Statement and incorporated herein by reference.


                                       2.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Eloquent, Inc.
                                      --------------
                                      (Registrant)



Date:  January 21, 2000               By:    /s/ Abraham Kleinfeld
                                          -----------------------------------
                                          Abraham Kleinfeld
                                          President and Chief Executive Officer


                                       3.